FLEXIBLE PREMIUM VARIABLE ANNUITY – O

Issued by

Transamerica Life Insurance Company

Supplement Dated December 12, 2011

to the

Prospectus dated May 1, 2011

Effective on or about December 12, 2011, the following subaccount name changes will occur:

Current Subaccount Name(1)	New Subaccount Name
Transamerica AEGON Money Market VP	TA AEGON Money Market
Transamerica AEGON Active Asset Allocation – Moderate VP	TA AEGON Tactical Vanguard ETF – Balanced
Transamerica AEGON Active Asset Allocation – Conservative VP	TA AEGON Tactical Vanguard ETF – Conservative
Transamerica AEGON Active Asset Allocation – Moderate Growth VP	TA AEGON Tactical Vanguard ETF – Growth
Transamerica AEGON U.S. Government Securities VP	TA AEGON U.S. Government Securities
Transamerica Efficient Markets VP	TA Efficient Markets
Transamerica Index 100 VP	TA Vanguard ETF Index – Aggressive Growth
Transamerica Index 50 VP	TA Vanguard ETF Index – Balanced
Transamerica Index 35 VP	TA Vanguard ETF Index – Conservative
Transamerica Index 75 VP	TA Vanguard ETF Index – Growth
Transamerica PIMCO Total Return VP	TA PIMCO Total Return
Transamerica ProFunds Ultra Bear VP	TA ProFunds Ultra Bear

(1)	Also the name of the underlying fund portfolio the subaccount invests in. The underlying fund portfolio name is not changing.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Flexible Premium Variable Annuity – O dated May 1, 2011